UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 21, 2018

Date of Report (Date of earliest event reported)

DAVIDsTEA Inc.

(Exact name of registrant as specified in its charter)

Canada	001-37404	98-1048842
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5430 Ferrier, Mount-Royal
Québec, Canada

(Address of principal executive offices)

(888) 873-0006

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8- K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐            Pre- commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐            Pre- commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

DAVIDsTEA Inc. (the “Company”) has announced the appointment of Mr. Zitella as the Chief Financial Officer of the Company beginning on December 10, 2018.

Mr. Zitella, age 53, has nearly 30 years of experience in finance, corporate taxation, strategic planning and governance. Mr. Zitella was Chief Financial Officer of Loop Industries, Inc. (Nasdaq: LOOP) from November 2017 as well as its Treasurer from May 2018 until recently. Loop Industries, Inc. is a technology innovator in sustainable plastic. Prior to his tenure at Loop Industries, Inc. Mr. Zatella was Vice President and Chief Financial Officer of DST Health Solutions, Inc., a subsidiary of SS&C Technologies Holdings, Inc. (Nasdaq: SSNC) where he worked from September 2006 to November 2017. The principal business of DST Health Solutions Inc. is a provider of business process outsourcing and enterprise business application solutions for the healthcare industry. Mr. Zitella received his Graduate Diploma in Public Accountancy from McGill University in 1991 and his Bachelor of Commerce from Concordia University in 1988.

Mr. Zitella has no familial relationships with any executive officer or director of the Company. There have been no transactions in which the Company has participated and in which Mr. Zitella had a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

Mr. Zitella’s base annual compensation will be CAD $325,000. Mr. Zitella will be eligible for a bonus and awards such as restricted stock units under the Company’s 2015 Omnibus Equity Incentive Plan.

Item 8.01.  Other Events.

On November 21, 2018, DAVIDsTEA Inc. issued a press release announcing that Mr. Zitella will join the Company as Chief Financial Officer.

A copy of the press release issued on November 21, 2018, regarding Mr. Zitella’s appointment is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	DAVIDsTEA Inc. Press Release dated November 21, 2018

EXHIBIT INDEX

Exhibit
Number	Description

99.1	DAVIDsTEA Inc. Press Release dated November 21, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: November 23, 2018	DAVIDsTEA Inc.

	By:	/s/ Herschel Segal
Herschel Segal
Executive Chairman and Interim Chief Executive Officer